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               GOLDEN HAND RESOURCES, INC. SUBSCRIPTION AGREEMENT

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1. This Agreement shall be read in connection with the Stock Purchase  Agreement between the Purchaser (as named above) and Golden Hand Resources, Inc. (the "Company")

2. The Purchaser personally represents and warrants that:

2.1 (a) The undersigned is acquiring the Units for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Units or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Units for which the undersigned is subscribing or any part of the Units.

(b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned. The execution and delivery of this Agreement and the consummation of the Units and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the undersigned or any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of the undersigned or any indenture, mortgage, deed, contract, arrangement or other agreement or instrument to which the undersigned is a party or by which any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any state thereof or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other body having jurisdiction over the undersigned or its assets or properties.

(c) The undersigned is purchasing the Units for its own account and is the sole legal and beneficial owner of the Units, and has not pre-arranged any sale of the Units.

(d) The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by persons previously not known to the undersigned in connection with investment securities generally.

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(e) The undersigned understands that, except as set forth herein, the Company is under no obligation to register the Units under the Securities Act of 1933, as amended (the "Act"), or to assist the undersigned in complying with the Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(f) The undersigned is (i) an "accredited undersigned" as that term is defined in Rule 501 of the General Rules and Regulations under the Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and (iv) able to afford the entire loss of its investment in the Units.

(g) The undersigned acknowledges its understanding that the offering and sale of the Units, is intended to be exempt from registration under the Act by virtue of
Section 4(2) of the Act and/or the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company as follows:

      (i) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

      (ii) The undersigned has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company;

      (iii) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. The undersigned also represents it has not been organized for the purpose of acquiring the Units; and

      (iv) Has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Units and the Company and any other information it has requested.

(h) The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors. Furthermore, the undersigned understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units.

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(i) The undersigned  understands and agrees that the certificates for the shares underlying the Units shall bear the following or similar legend until (i) such securities shall have been registered under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED,
HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

(j) The undersigned understands that an investment in the Units is a speculative investment which involves a high degree of risk and the potential loss of its entire investment.

(k) The undersigned understands that the Units are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the undersigned's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the availability of such exemptions and the eligibility of the undersigned to acquire the Units. The undersigned further acknowledges that each of the representations and warranties made by the undersigned in this Agreement shall be true, complete and accurate so long as the undersigned is the legal or beneficial holder of the Units. If any of the foregoing representations and warranties are not true at any time that the undersigned holds any Units, the undersigned agrees to immediately notify the Company of the facts rendering the representation untrue.

1. "ACCREDITED INVESTOR" STATUS. Unless indicated otherwise herein, the Purchaser represents and confirms that Purchaser falls within one of the following definitions of Accredited Investor: (i)The undersigned is a natural person whose individual net worth, or joint net worth with spouse, exceeds $1,000,000 at the time of purchase of the Units. Securities. (ii)The undersigned is a natural person who had an individual income in excess of $200,000 in each of the last two years or joint income with spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year. (iii)The undersigned is either a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. If an Accredited Investor, the undersigned further certifies that: (i) the undersigned (or the undersigned's professional advisor(s)) has the capacity to protect the undersigned's interests in this investment; (ii) the undersigned is able to bear the economic risks of this investment; and (iii) the amount of the investment does not exceed 10% of the undersigned's net worth or joint net worth with spouse. Purchaser understands that the Company is relying in such representation in the sale of the aforementioned Units and Warrants.

If not an ACCREDITED INVESTOR please indicate herein   YES [  ]    NO  [  ]
Each purchaser who is not an accredited investor either alone or with his purchaser representative(s) is a sophisticated investor and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making any sale that such purchaser comes within this description.

      4. ACCURACY OF INFORMATION GIVEN. The undersigned certifies that the undersigned has given the information contained herein to the best of the undersigned's knowledge and answers thereto are complete and accurate. The undersigned agrees that the foregoing representations and warranties shall survive the purchase of the Units as well as this Agreement.

      5.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be an original which together shall constitute but one Agreement.

      6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.


                         SEE SIGNATURE PAGE - NEXT PAGE

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                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT


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Name of Subscriber

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Street

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City, State, Zip Code

Units subscribed for ________________

 Investment amount $_________________

AGREED AND ACCEPTED:

PURCHASER:

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Name:
Title:


ACCEPTED:
GOLDEN HAND RESOURCES, INC.

By______________________________________________

Date: